CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly
Report of Animal Cloning
Sciences, Inc. (the "Company") on
Form 10-Q for the 3 month period
ending September 30, 2003 as
filed with the Securities and
Exchange Commission on the date
hereof (the "Report"), I, Dempsey
Mork, Chief Executive Officer and
Chief Financial Officer of the
Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted
pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully
complies with the requirements of
Section 13(a) or 15(d) of the
Securities Exchange Act of 1934;
and
           (2) The information
contained in the Report fairly
presents, in all material
respects, the financial condition
and result of operations of the
Company.

/s/Dempsey Mork
- - -----------------------------
Dempsey Mork
Chief Executive Officer
November 24, 2003



        CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly
Report of Animal Cloning
Sciences, Inc. (the "Company") on
Form 10-Q for the 3 month period
ending September 30, 2003 as
filed with the Securities and
Exchange Commission on the date
hereof (the "Report"), I, Dempsey
Mork, Chief Executive Officer and
Chief Financial Officer of the
Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted
pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully
complies with the requirements of
Section 13(a) or 15(d) of the
Securities Exchange Act of 1934;
and
           (2) The information
contained in the Report fairly
presents, in all material
respects, the financial condition
and result of operations of the
Company.

Norbert LeBoeuf
Chief Financial Officer
November 24, 2003